                             INVESTORS' RIGHTS AGREEMENT

         THIS INVESTORS' RIGHTS AGREEMENT is made as of the     day of        ,
199 , by and among Progenitor, Inc. a Delaware corporation ("Progenitor"), Transcell Technologies, Inc. a Delaware Corporation ("Transcell"), Interneuron Pharmaceuticals, Inc., a Delaware Corporation ("Interneuron"), and
                  (the "Investor"). Progenitor and Transcell are sometimes referred to individually as a "Company" and collectively as the "Companies".

                                       RECITALS

         WHEREAS, the Companies, Interneuron and the Investor are parties to the Subscription Agreement of even date herewith (the "Subscription Agreement") relating to the purchase by the Investor of the Series B Convertible Preferred Stock, par value $.01 per share, of each Company ("Series B Preferred Stock"), and Warrants to purchase Common Stock of Interneuron ("Warrants") and the Put Protection Right as defined below, from Interneuron;

         WHEREAS, in order to induce the Companies and Interneuron to enter into the Subscription Agreement, induce Interneuron to issue the Warrants and grant the Put Protection Right and to induce the Investor to purchase the Series B Preferred Stock pursuant to the Subscription Agreement, the Investors, the Companies and Interneuron hereby agree that this Agreement shall govern (i) the rights of the Investor to cause each Company to register shares of the Class A Common Stock, par value $.01 per share, of such Company (the "Issuing Company") issuable to the Investors upon the conversion of the Series B Preferred Stock of the Issuing Company (the "Common Stock") and Interneuron to register the shares of Common Stock, par value $.001 per share, of Interneuron that may be issued by Interneuron upon exercise of the Warrants and the Put Protection Right ("IPI Common Stock"), (ii) the terms of the Put Protection Right and (iii) certain other matters as set forth herein;

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. REGISTRATION RIGHTS. Each Company covenants and agrees with respect to the Common Stock issuable upon conversion of its Series B Preferred Stock and Interneuron covenants and agrees as provided in Section 1.14 below with respect to the IPI Common Stock, as follows:

              1.1  DEFINITIONS.  For purposes of this Section 1:

                   (a) The term "Act" means the Securities Act of 1933, as amended.


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

                   (b) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 hereof.

                   (c) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                   (d) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document under the Act, and the declaration or order of effectiveness of such registration statement or document.

                   (e) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Issuing Company's Series B Preferred Stock and (ii) any Common Stock of the Issuing Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above and in this subparagraph (ii), excluding in all cases (x) any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned or are assigned in violation of this Agreement and (y) any Registrable Securities that have already been registered under the Act or which are freely transferable without registration under the Act due to the lapse of time or otherwise and which are not subject to any sales volume limitation under Rule 144 (as hereafter defined) based on the Investor's holdings of Registrable Securities.

                   (f) The number of shares of "Registrable Securities then outstanding" for each Company shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                   (g) The term "SEC" shall mean the Securities and Exchange Commission.

              1.2  REQUEST FOR REGISTRATION.

                   (a)  If, during the four (4) year period commencing twelve
(12) months following the closing date of the first registration statement for a public offering of securities of an Issuing Company (other than a registration statement relating either to the sale of securities to employees of the Issuing Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) (the "IPO"), a Company shall receive (i) a written request from the Holders of a majority of the Registrable Securities then outstanding that the Issuing Company file a registration statement under the Act covering the registration of at least fifty percent (50%) of the Registrable Securities then outstanding (a "Demand Registration") or (ii) PROVIDED that the Issuing Company is eligible to file a registration statement on Form S-3 under the


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

Act, a written request from any Holder of the Registrable Securities that the Issuing Company file a registration statement on Form S-3 under the Act covering the registration of the Registrable Securities PROVIDED that (w) the anticipated aggregate offering price, net of underwriting discounts and commissions, will exceed $500,000 or (x) the number of Registrable Securities sought to be registered exceeds 40,000, whichever has a greater value (an "S-3 Registration") then, in each case, the Issuing Company shall, subject to the limitations set forth in this Agreement (including the limitations of subsection 1.2(b)), (i) within twenty (20) days of the receipt thereof, give written notice of such request to all Holders (the "Notice of Request for Registration") and (ii) as soon as practicable, use its best efforts to effect such registration under the Act covering all Registrable Securities which the Holders request to be registered by notice to the Issuing Company within thirty (30) days of the mailing of the Notice of Request for Registration by the Company in accordance with this Section 1.2(a) and Section 3.6.

                   (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Issuing Company as part of their request made pursuant to subsection 1.2(a) and the Issuing Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Initiating Holders and shall be reasonably acceptable to the Issuing Company.
In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2 to the contrary, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten on behalf of the Holders, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Issuing Company owned by each Holder or, in the event holders of other securities of the Company request inclusion in such registration, pro rata as to all holders of securities of the Issuing Company requesting inclusion in such registration. A registration shall not count as a Demand Registration pursuant to this Section
1.2 unless the Initiating Holders are able to register at least fifty percent (50%) of the Registrable Securities requested to be included in such registration pursuant to Section 1.2(a).

                   (c) Notwithstanding the foregoing, an Issuing Company shall not be obligated to effect any registration pursuant to this Section 1.2 if at the time of any request to register Registrable Securities pursuant to this
Section 1.2, the Issuing


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

Company is engaged, or has fixed plans to engage within ninety (90) days of the time of the request, in a registered public offering or is engaged, or has fixed plans to engage within ninety (90) days of the request, in any other activity that, in the good faith determination of the Board of Directors of the Issuing Company, would be adversely affected by the requested registration to the material detriment of the Issuing Company, then the Issuing Company may at its option direct that such request be delayed for a period not in excess of one hundred twenty (120) days from the effective date of such offering, or the date of commencement of such other material activity, as the case may be, such rights to delay a request to be exercised by the Issuing Company not more than once in any twelve month period.

                   (d) In addition, the Issuing Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                        (i) in the case of (x) a Demand Registration, after the Issuing Company has effected one Demand Registration and such registration has been declared or ordered effective or (y) an S-3 Registration during a calendar year in which the Issuing Company has effected two S-3 Registrations in such year and each registration has been declared or ordered effective; or

                        (ii) within one hundred and twenty (120) days after the effective date of any registration statement effected by the Issuing Company whether for its own account or for the account of others.

              1.3 "PIGGY-BACK" REGISTRATION RIGHTS. If (but without any obligation to do so), during the four (4) year period commencing twelve (12) months following the IPO, an Issuing Company proposes to register (including for this purpose a registration effected by the Issuing Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 or S-4 or relating solely to the sale of securities to participants in a Company stock plan or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Issuing Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within ten (10) business days after mailing of such notice by the Issuing Company in accordance with Section 2.5, the Issuing Company shall, subject to the limitations set forth in this Agreement (including the limitations of Section 1.2(b) and the provisions of Section 1.8), include in the Issuing Company's registration statement under the Act all of the Registrable Securities that each such Holder has requested to be registered; PROVIDED, HOWEVER, that
(i) the Issuing Company shall not be obligated to effect any registration pursuant to this Section 1.3 after the Issuing Company has effected two (2) such registrations and each such registration has been declared or ordered effective and (ii) nothing in this Section 1.3 shall prevent the

Issuing Company from at any time abandoning or delaying any such registration without obligation to any Holder.

              1.4 OBLIGATIONS OF THE ISSUING COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities or to include Registrable Securities in a registration statement, the Issuing Company shall, as expeditiously as reasonably possible:

                   (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of one hundred twenty (120) days or such shorter period as required until the distribution contemplated in the Registration Statement has been completed; PROVIDED, HOWEVER, that such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Issuing Company, and PROVIDED FURTHER that if applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (x) includes any prospectus required by Section 10(a)(3) of the Act or (y) reflects facts or events representing material or fundamental change in the information set forth in the registration statement, the Issuing Company may incorporate by reference information required to be included in (x) and (y) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                   (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                   (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                   (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; PROVIDED that the Issuing Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Issuing Company is already subject to service in such jurisdiction and except as may be required by the Act.

                   (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                   (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                   (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Issuing Company are then listed.

              1.5  FURNISH INFORMATION.

                   (a) It shall be a condition precedent to the obligation of an Issuing Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Issuing Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                   (b) An Issuing Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Issuing Company's obligation to initiate such registration as specified in subsection 1.2(a).

              1.6 EXPENSES OF DEMAND REGISTRATION AND S-3 REGISTRATIONS. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualifications fees, printers' and accounting fees and fees and disbursements of counsel for the Issuing Company shall be borne by the Issuing Company; PROVIDED, HOWEVER, that the Issuing Company shall not bear the cost of any professional fees or costs of accounting, financial or legal advisors to any of the holders; PROVIDED, FURTHER, that the Issuing Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to their Demand Registration or one S-3 Registration, as the case may be, pursuant to Section 1.2. Notwithstanding the foregoing, each Holder shall pay all registration expenses which such Holder is required to pay under applicable law.

              1.7 EXPENSES OF COMPANY REGISTRATION. The Issuing Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities; PROVIDED, HOWEVER, that the Issuing Company shall not bear the cost of any professional fees or costs of accounting, financial or legal advisors to any of the Holders. Notwithstanding the foregoing, each Holder shall pay all registration expenses which such Holder is required to pay under applicable law.

              1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Issuing Company's capital stock, the Issuing Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Issuing Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Issuing Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be offered, other than by the Issuing Company, that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Issuing Company shall be required to include in the offering only that number of such securities, if any, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

              1.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:


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

                   (a) To the extent permitted by law, the Issuing Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Issuing Company of the Act, or any rule or regulation promulgated under the Act, and the Issuing Company will pay to each such Holder, underwriter or controlling person any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Issuing Company (which consent shall not be unreasonably withheld), nor shall the Issuing Company be liable in any such case for any such loss, claim damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished for use in connection with such registration by any such Holder, underwriter or controlling person.

                   (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Issuing Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Issuing Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by such Holder for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); PROVIDED, that, in no event shall any indemnity under this subsection 1.9(b) exceed the net proceeds from the offering relating to securities sold by such Holder.


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

                   (c) Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

                   (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                   (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.


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

                   (f)  The obligations of the Company and Holders under this
Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

              1.10 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders of the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Issuing Company to the public without registration or pursuant to a registration on Form S-3, the Issuing Company agrees, after the IPO to:

                   (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times commencing ninety
(90) days after the effective date of the registration statement filed in connection with an IPO by the Issuing Company;

                   (b) file with the SEC in a timely manner all reports and other documents required of the Issuing Company under the Act and the 1934 Act; and

                   (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Issuing Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company in connection with an IPO), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Issuing Company and such other reports and documents so filed by the Issuing Company, and (iii) such other information as may be reasonably requested (and which is publicly available) in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

              1.11 LOCK-UP PROVISION. In connection with the IPO, the Investor hereby agrees to be subject to a lock-up for 180 days or such longer period following the IPO as required by the underwriter or underwriters of the IPO, but in no event longer than 13 months. In connection with any subsequent public offering of the Issuing Company's securities, the Investor hereby agrees to be subject to a lock-up for 120 days or such longer period following such public offering as required by the underwriter or underwriters of such public offering but in no event longer than 13 months. During such lock-up periods, the Investor agrees not to directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Issuing Company held by it at any time during such period except Common Stock included in such registration without the prior written consent of such underwriter or underwriters. This Section 1.11 shall be binding upon any transferee of the Securities and the certificates shall bear a legend to such effect.

              In order to enforce the foregoing covenant, the Issuing Company may impose stock-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

              Notwithstanding the foregoing, the obligation described in this
Section 1.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

              1.12 TERMINATION OF REGISTRATION RIGHTS.

                   (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the Termination Date (as defined in the Purchase Agreement).

                   (b) In addition, the right of any Holder to request registration pursuant to Section 1.2 or inclusion in any registration pursuant to Section 1.3 shall terminate on the closing of the IPO if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the IPO as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

              1.13 S-3 REGISTRATION RIGHTS FOR IPI COMMON STOCK. If holders of Series B Preferred Stock exercising their Put Protection Right receive a minimum of $200,000 of IPI Common Stock, then the holders of such shares (the "Put Shares") shall be entitled to request two registration statements on Form S-3. In addition, the holders of the Warrants shall be entitled to request two registration statements with respect to the IPI Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"). In each such case, the following sections of Section 1 shall apply to Interneuron and such shares of IPI Common Stock shall be deemed Registrable Securities for purposes of this paragraph: the proviso to Section 1.2(a), 1.2(b), 1.2(c), 1.2(d)(ii), 1.4 through 1.10 and 1.12. Such rights are exercisable commencing 30 days after the Put Protection Exercise Date with respect to the Put Shares and for a period of three years commencing one year from the Initial Closing Date with respect to the Warrant Shares, PROVIDED that if the Put Protection Right is exercised and a registration is requested pursuant to this section, then the separate registration rights with respect to the Warrant Shares shall terminate and the holders of such shares shall be entitled to piggyback rights on a registration statement with respect to the Put Shares, PROVIDED FURTHER, that in each case Interneuron is then eligible to file a registration statement on Form S-3 relating to the resale of the IPI Common Stock.

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


         2.   PUT PROTECTION RIGHT.

              2.1 CERTAIN DEFINITIONS. "AGGREGATE LIQUID SECURITY VALUE" shall mean the aggregate fair market value of the cash and/or readily marketable securities received or held by an investor that are attributable to the Series B Preferred Stock of either Progenitor or Transcell (or any successor entity). In the case of securities, fair market value shall be determined as of the date that such securities first became readily marketable. In the case of an IPO by either Company (i) the fair market value shall be the initial public offering price of the Company's Common Stock in such offering before underwriting discounts and commissions, (ii) securities shall be considered readily marketable on the effective date of such initial public offering and
(iii) securities shall include the Common Stock issuable upon conversion of the Series B Preferred Stock at the time of such public offering regardless of any underwriter lock-up or other resale restriction. In the case of a merger, other corporate transaction, or sale or exchange of Series B Preferred Stock, for cash and/or other securities, such other securities shall be considered readily marketable if securities of the same class held by the investor are traded on a securities exchange or in the over-the-counter market, without regard to any underwriter lock-up of 13 months or less.

              "ILLIQUID SECURITIES" shall mean the Series B Preferred Stock of Progenitor or Transcell, the Common Stock received upon conversion of the Series B Preferred Stock, or other non-publicly traded securities received upon exchange of the Preferred Stock pursuant to a merger or other corporate transaction, held by an investor at the Third Anniversary, the value of which are not included in an investor's Aggregate Liquid Security Value.

              "INVESTOR'S UNIT PURCHASE PRICE" shall mean the investor's aggregate initial purchase price for the Series B Preferred Stock, the Warrants and the Put Protection Right pursuant to the Subscription Agreement.

              "PERCENTAGE" shall mean a percent equal to the lesser of (a) the aggregate Investor's Unit Purchase Price that is attributable to its Illiquid Securities divided by the Illiquid Value, which shall mean the aggregate fair market value of an investor's Illiquid Securities on the Third Anniversary (without any minority interest discounts, as determined by an independent investment banking firm selected by the Issuing Company), and (b) 100%.

              2.2 GRANT OF PUT PROTECTION RIGHT. To the extent on the third anniversary of the Final Closing Date (as defined in the Purchase Agreement (the "Third Anniversary"), an investor's Aggregate Liquid Security Value (as hereinafter defined) does not equal or exceed the Investor's Unit Purchase Price, then to such extent for a period of thirty days following the Third Anniversary, each investor that is a record holder of an Issuing Company's Series B Preferred Stock (or a successor security) on the 90th day prior to the Third Anniversary (the "Record Date") shall have the right (the "Put Protection Right") to sell to Interneuron a Percentage (as hereinafter defined) of their

Illiquid Securities (as hereinafter defined) for a purchase price (the "IPI Purchase Price") equal to the difference between the Investor's Unit Purchase Price and the Aggregate Liquid Security Value. The IPI Purchase Price shall be payable, at the option of Interneuron in (a) cash or (b) such number of shares of IPI Common Stock as shall equal to the greater of (x) the average closing sales price of the IPI Common Stock for the sixty days immediately preceding the Third Anniversary (the "IPI Stock Price"), and (y) $2.00.

              2.3 CERTAIN LIMITATIONS. (a) The right to exercise the Put Protection Right shall be conditioned upon the Investor's status as an "accredited investor" on the Record Date in the event Interneuron elects to issue IPI Common Stock to purchase the Illiquid Securities. In such case, Investor will be required to complete a questionnaire substantially similar to the form included in the Subscription Agreement.

                   (b) Investor hereby agrees not to effect any transactions in Interneuron Common Stock during the 90-day period from the Record Date until the Third Anniversary.

              2.4  MECHANICS OF EXERCISE.  If the conditions set forth in
Section 2.2 are satisfied, an Investor shall exercise the Put Protection Right by giving written notice (an "Exercise Notice") in the form attached hereto to Interneuron during the period commencing on the Third Anniversary and ending on the 30th day after the Third Anniversary. Upon receipt of one or more Exercise Notices, Interneuron shall retain an independent investment banking firm to determine the Illiquid Value and deliver a written opinion with respect to the Illiquid Value to Interneuron within 60 days of the receipt of the Exercise Notice (the "Put Opinion"). Interneuron shall pay the Put Purchase Price to all Investors who have delivered an Exercise Notice within 30 days of receipt of the Put Opinion.

         3.   MISCELLANEOUS.

              3.1  SUCCESSORS AND ASSIGNS.  Except as otherwise provided in
Section 2.3 below and elsewhere herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assign any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

              3.2  TRANSFER OF RIGHTS.

                   (a) The rights granted to the Investor pursuant to Section 1 may not be transferred or assigned, except that such rights are assignable to anyone who acquires at least such number of shares of Series B Preferred Stock as equals the lesser of (i) eighty percent (80%) of the aggregate number of shares of Series B Preferred Stock purchased by the Investor and (ii) 100,000 shares of Series B Preferred

Stock; PROVIDED, HOWEVER, that the Companies are given written notice by the transferee at the time of any such permitted transfer stating the name and address of the transferee and identifying the shares of Series B Preferred Stock with respect to which such are rights are being assigned.

                   (b) Notwithstanding anything to the contrary herein, if the Investor is a partnership, it may transfer rights granted pursuant to Section 1 to any of its partners to whom shares of Series B Preferred Stock are transferred. In the event of such transfer, such partner shall be deemed to be the Investor of such shares of Series B Preferred Stock and may, subject to paragraph (a) above, again transfer such right to any other person or entity which acquired such shares from such partner.

                   (c) The right granted to the Investor pursuant to Section 2 may not be transferred or assigned without the prior written consent of Interneuron.

              3.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York without regard to principles of conflicts of law.

              3.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall be deemed an original, but all of which together shall constitute one and the same instrument.

              3.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

              3.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon conformed delivery by a recognized courier or messenger service or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified ad the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

              3.7 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

              3.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then Outstanding, each future holder of all such Registrable Securities, and the Company.

              3.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The parties hereto shall endeavor to replace any such unenforceable provision or provisions with a valid and enforceable provision or provisions which shall have substantially the same economic effect as the unenforceable provision or provisions.

              3.10 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

              3.11 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                       PROGENITOR, INC.


                                       By:
                                          --------------------------------
                                            Douglass Given, M.D.
                                            President

                                       Address:  1507 Chambers Road
                                                 Columbus, OH  43212


                                       INVESTOR


                                       By:
                                          --------------------------------


                                       Address:


                                       TRANSCELL TECHNOLOGIES, INC.


                                       By:
                                          --------------------------------
                                            Elizabeth Tallet
                                            President

                                       Address:  200 Cornwall Road
                                       Monmouth Junction, NJ  08852


                                       INTERNEURON PHARMACEUTICALS, INC.


                                       By:
                                          --------------------------------
                                            Glenn L. Cooper
                                            President

                                       Address:  99 Hayden Avenue, #340
                                                 Lexington, MA  02173


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